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EXHIBIT 10.10
                      AMENDMENT NUMBER FOUR TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


This AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 29, 1997, by and between Foothill Capital Corporation, a Ca1ifornia corporation ("Foothill"), on the one hand, and Phoenix Network, Inc., a Delaware corporation ("Phoenix"), Phoenix Network Acquisition Corp., a Delaware corporation ("PNAC"), and AmeriConnect, Inc., a Delaware corporation ("AmeriConnect"), on the other hand, with reference to the following facts:

     A. Foothill, as lender, and Phoenix, as borrower heretofore entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 26, 1995 (despite the fact that the recitals thereof erroneously referred to "1993" rather than "1995") (herein the "Original Agreement");

     B. Phoenix and PNAC entered into that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of a date in October, 1996 (the "First Amendment"), with Foothill to amend the Original Agreement to, among other things, add PNAC as a secured co-borrower, and modify the Borrowing Base, in each case as set forth in the First Amendment;

     C. Phoenix, PNAC, and AmeriConnect (individually and collectively, jointly and severally, "Borrower") entered into that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of December 23, 1996 (the "Second Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, add AmeriConnect as a secured co-borrower. and modify the Borrowing Base, in each case as set forth in the Second Amendment;

     D. Borrower entered into that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of March 12, 1997 (the "Third Amendment"), with Foothill, to amend the Original Loan Agreement, as previously amended, to, among other things, provide for a $2,000,000 bridge loan to Borrower, provide for a reducing Overadvance to Borrower, change certain pricing with respect to the credit facilities under the Agreement, provide for the issuance of the Warrants to Foothill, and modify the Borrowing Base, in each case as set forth in the Third Amendment (the Original Agreement, as amended by the First Amendment, by the Second Amendment, and by the Third Amendment, is referred to herein as the "Agreement");

     E. Borrower has requested Foothill to amend the Agreement to, among other things, provide for the restatement of certain covenants, the elimination of certain covenants, the addition of certain covenants, and the waiver of certain described Events of Default in existence as of March 28, 1997, in each case as set forth in this Amendment;

     F. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and
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     G.  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein Foothill and Borrower hereby agree as follows:

                  1.      Amendments to the Agreement.

                          a.       Section 1.1 of the Agreement hereby is
amended by adding the following new defined terms in alphabetical order:

                          "Debt Service" means, for any Relevant Measuring
Period, consolidated interest expense of Borrower for such period determined in accordance with GAAP, plus principal of Indebtedness payable during such period, plus taxes due from Borrower during such period.

                          "Debt Service Ratio" means, for any Relevant
Measuring Period, EBITDA for such period divided by Debt Service for such period.

                          "EBITDA" means, for any Relevant Measuring Period,
Borrower's consolidated earnings before interest, tax, depreciation, and amortization, determined in accordance with GAAP.

                          "Fourth Amendment" means that certain Amendment
Number Four to Amended and Restated Loan and Security Agreement, dated as of March 28, 1997, between Foothill and Borrower.

                                   "Relevant Measuring Period" means, with
respect to the fiscal quarter of Borrower ending March 31, 1997, such fiscal quarter of Borrower, with respect to the fiscal quarter of Borrower ending June 30, 1997, such fiscal quarter of Borrower and the immediately preceding fiscal quarter of Borrower, with respect to the fiscal quarter of Borrower ending September 30, 1997, such fiscal quarter of Borrower and the two immediately preceding fiscal quarters of Borrower, and with respect to each fiscal quarter of Borrower ending on or after December 31, 1997, such fiscal quarter of Borrower and the three immediately preceding fiscal quarters of Borrower.

                           b.      The following definitions contained in
Section 1.1 of the Amendment are amended and restated in their entirety to read as follows:

                          "Loan Documents" means this Agreement, the First
Amendment, the Second Amendment the Third Amendment, the Fourth Amendment, the Suretyship Agreement, any Lock Box Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into by Borrower or any Affiliate of Borrower in connection with this Agreement.

                          c.    The following specified provisions of the
Agreement hereby are_amended and restated in their entirety as follows:



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                                   (1)      Section 6.14:

                           6.14 FINANCIAL COVENANTS. Borrower shall maintain:

                                   (a)     Current Ratio. A ratio of
         Consolidated Current Assets divided by Consolidated Current Liabilities of at least the amounts set forth below as of the relevant corresponding dates set forth below:

                                     Date                                 Minimum Ratio
                                     3/31/97                              .50
                                     6/30/97                              .50
                                     9/30/97                              .50
                                     12/31/97                             .50
                                     3/31/98                              .75
                                     6/30/98                              .75
                                     9/30/98                              .75
                                     12/31/98                             .75
                                     3/31/99                              1.00
                                     6/30/99                              1.00
                                     9/30/99                              1.00
                                     12/31/99                             1.00
                                     3/31/2000                            1.00
                                     6/30/2000                            1.00
                                     9/30/2000                            1.00
                                     12/31/2000 and each fiscal quarter   1.00
                                     ending date thereafter

           EBITDA. EBITDA of not less than the amounts set forth with respect to the Relevant Measuring Periods ending on the corresponding dates set forth below:

                                     Date                                 Minimum Amount
                                     3/31/97                              ($150,000)
                                     6/30/97                              ($75,000)
                                     9/30/97                              $1,000,000
                                     12/31/97                             $2,000,000
                                     3/31/98                              $2,000,000
                                     6/30/98                              $3,200,000
                                     9/30/98                              $4,200,000
                                     12/31/98                             $4,800,000
                                     3/31/99                              $5,000,000
                                     6/30/99                              $5,000,000





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
                                     9/30/99                              $5,000,000
                                     12/31/99                             $5,000,000
                                     3/31/2000                            $5,000,000
                                     6/30/2000                            $5,000,000
                                     9/30/2000                            $5,000,000
                                     12/31/2000 and each fiscal quarter   $5,000,000
                                     ending date thereafter


                                        (c)     Debt Service Ratio A Debt
                 Service Ratio of not less than the amounts set forth with respect to the Relevant Measuring Periods ending on the corresponding dates set forth below:

                                     Date                                 Minimum Ratio
                                     3/31/97                              (.25)
                                     6/30/97                              (.25)
                                     9/30/97                              0.00
                                     12/31/97                             0.00
                                     3/31/98                              0.25
                                     6/30/98                              0.75
                                     9/30/98                              1.25
                                     12/31/98                             2.00
                                     3/31/99                              2.50
                                     6/30/99                              2.50
                                     9/30/99                              2.50
                                     12/31/99                             2.50
                                     3/31/2000                            3.00
                                     6/30/2000                            3.00
                                     9/30/2000                            3.00
                                     12/31/2000 and each fiscal quarter   3.00
                                     ending date thereafter

                                   (2)      Section 7.10:

                          7.10 CAPITAL EXPENDITURES.  Make any capital
expenditure, or any commitment therefor, where the aggregate amount of such capital expenditures, made or committed for in any fiscal year, is in excess of the amount set forth below with respect to such fiscal year:

                                     Fiscal Year                          Capital Expenditure Limit
                                     1997                                 $1,500,000
                                     1998                                 $1,000,000
                                     1999                                 $1,000,000





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
                                     2000                                 $1,000,000


          2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, Court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

           3. Conditions Precedent to Amendment The satisfaction of each of the following, on or before the Fourth Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof;

                           a.      Foothill shall have received a certificate
from the Secretary of Phoenix attesting to the incumbency and signatures of authorized officers of Phoenix and to the resolutions of Phoenix's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Phoenix to execute and deliver the same;

                           b.      Foothill shall have received a certificate
from the Secretary of PNAC attesting to the incumbency and signatures of authorized officers of PNAC and to the resolutions of PNAC 'S board of directors or equivalent governing body authorizing its execution and delivery of the Loan Documents to which it is a party and contemplated in this Amendment and the performance of such Loan Documents, and authorizing specific officers of PNAC to execute and deliver the same;

                           c.     Foothill shall have received a certificate
from the Secretary of AmeriConnect attesting to the incumbency and signatures of authorized officers of AmeriConnect and to the resolutions of board of directors or equivalent governing body authorizing its execution and delivery of the Loan Documents to which it is a party and contemplated in this Amendment and the performance of such Loan Documents. and authorizing specific officers of AmeriConnect to execute and deliver the same;

                           d.      Foothill shall have received an opinion of
counsel to Borrower in form and substance satisfactory to Foothill in its reasonable discretion;

                           e.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);





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                           f.      Other than the Events of Default expressly
waived by Foothill herein, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          g.       No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

                          h.       All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4. Express Waiver of Certain Events of Default. Effective as of March 28, 1997, Foothill expressly hereby forever waives each and every Event of Default that existed on March 28, 1997, with respect to any breach by Borrower of Section 6.14 or Section 7.10 of the Agreement, or any subpart of either such Section, which breach occurred prior to March 28, 1997.

           5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Suretyship Agreement with respect to the Agreement as amended by this Amendment and the other Loan Documents.

                  6.      Further Assurances.`   Borrower shall execute and
deliver all agreements, documents and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment

           7.      Miscellaneous

                          a.      Upon the effectiveness of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          b.       Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement" "thereunder" "therein" "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.





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                          c.       As used in this Amendment, "Fourth
Amendment Closing Deadline" means March 31, 1997.

                          d.       This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          e.       This Amendment may be executed in any number
of counterparts, and/or by facsimile (followed promptly by delivery of original signatures), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

(balance of page intentionally omitted)





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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                 FOOTHILL CAPITAL CORPORATION
                                 a California corporation


                                 By: /s/ Kurt R. Marsden
                                    -------------------------------------------
                                 Title: Assistant Vice President
                                       ----------------------------------------

                                 PHOENIX NETWORK, INC., a Delaware corporation


                                 By: /s/ Jeffrey L. Bailey
                                    -------------------------------------------
                                 Title: S.V.P.
                                       ----------------------------------------

                                 PHOENIX NETWORK ACQUISITION CORP., a
                                 Delaware corporation


                                 By: /s/ Jeffrey L. Bailey
                                    -------------------------------------------
                                 Title: V.P.
                                       ----------------------------------------

                                 AMERICONNECT, INC., a Delaware corporation


                                 By: /s/ Jeffrey L. Bailey
                                    -------------------------------------------
                                 Title: V.P.
                                       ----------------------------------------





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